Filed under Rule 497(e) Registration No. 811-3738

VALIC COMPANY I

Dynamic Allocation Fund

Supplement to the Prospectus dated October 1, 2013, as supplemented to date

Effective December 31, 2013, in the section titled “FUND SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”) is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Kara Murphy	2012	Lead Portfolio Manager
Timothy Pettee	2012	Co-Portfolio Manager
Timothy Campion	2013	Co-Portfolio Manager

In the section titled “MANAGEMENT,” the second and third paragraphs of the portfolio management disclosure for SAAMCo is deleted in its entirety and replaced with the following:

The Fund-of Funds Component of the Fund is managed by a team consisting of Kara Murphy, Timothy Pettee and Timothy Campion, with Ms. Murphy serving as team leader. Ms. Murphy is the Chief Investment Officer of SAAMCo. Previously, Ms. Murphy was the Director of Research and a senior research analyst covering the financial sector. Before joining SAAMCo, Ms. Murphy held research positions at Chilton Investment Company and Morgan Stanley Investment Management. Her investment experience dates from 2000. Mr. Pettee, Chief Investment Strategist, joined SAAMCo in 2003. Mr. Campion is a Vice President, Portfolio Manager and Quantitative Analyst at SAAMCo. He is responsible for the management and trading of a wide variety of domestic equity index funds. Mr. Campion joined SAAMCo in 2012. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999.

Please retain this supplement for future reference.

Dated: December 30, 2013